UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22473

Stone Harbor Emerging Markets Income Fund

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100

Denver, CO 80203

(Address of principal executive offices) (Zip code)

Adam J. Shapiro, Esq.

c/o Stone Harbor Investment Partners LP

31 West 52nd Street, 16th Floor

New York, NY 10019

(Name and address of agent for service)

With copies To:

John M. Loder, Esq.

Ropes & Gray LLP

One International Place

Boston, MA 02110-2624

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: November 30

Date of reporting period: December 22, 2010 – May 31, 2011

Item 1. Report to Stockholders.

Stone Harbor
Investment Partners®

2011

Emerging Markets Income Fund

Semi-Annual Report | 5.31

Stone Harbor Emerging Markets Income Fund	Shareholder Letter
May 31, 2011 (Unaudited)

Dear Shareholder:

We appreciate your confidence in Stone Harbor Investment Partners, the investment manager of the Stone Harbor Emerging Markets Income Fund. As you know, the Fund’s objective is to maximize total return, which consists of income on its investments and capital appreciation. The Fund invests primarily in debt securities issued by governments and corporations in emerging market countries. The investments are denominated in both U.S. dollars and in local currencies.

We believe that the continuing trends of credit improvement and strong economic growth make emerging market debt investments very attractive versus bonds from developed countries. We believe that these fundamentals, coupled with Stone Harbor’s many years of experience in the asset class, put us in a good position to achieve the Fund’s objectives. At Stone Harbor we endeavor to keep you well informed. Please feel free to call us at 877-206-0791 if you have any questions about your investment in our Fund.

Performance Review

Emerging Markets Debt Fund investors fared well in the Fund’s initial reporting period The total return on net asset value (NAV) of the Fund from inception of December 23, 2010 to May 31, 2011 was 7.32%. This performance compared quite favorably to most comparable indices for the period (See Figure 1). On a market value basis, the Fund’s total return was 3.08% during this period.

Figure 1. Comparative Asset Class/Index Returns, 23 December 2010 to 31 May 2011

Energy Commodities	12.59%
Gold	11.12%
Broad Commodities	9.07%
EM Local Currency Debt	8.09%
S&P 500	7.92%
EDF (NAV)	7.32%
US High Yield Bonds	6.28%
Barclays Global Aggregate (Fixed Income)	6.26%
US TIPS	5.42%
US Investment Grade Debt	4.87%
US Treasuries 7-10 Year	4.78%
EM Equities	4.73%
EM Corporate Debt, High Yield	4.60%
EM External Sovereign Debt	4.02%
EM Coporate Debt	3.83%
EM Corporate Debt, Investment Grade	3.46%
Agricultural Commodities	1.95%
US Dollar	-7.31%

Source: Bloomberg, Stone Harbori

For the reporting period, EDF’s NAV outperformed its benchmark, the JP Morgan Emerging Market Bond Index – Global Diversified, by 3.30% Most of this excess return resulted from security selection decisions in external sovereign debt and local currency bonds. Local currencies benefitted largely from a declining US dollar, but also from continuing strength in many key emerging markets (EM) economies. On balance, our country selection decisions detracted from performance, but our allocations to corporate debt in most countries enhanced total return relative to the index. We actively manage the allocations to external sovereign (US dollar-denominated), corporate, and local currency debt, based on the intensive credit research and relative value analysis of our portfolio management and research teams. On May 31, 2011, EDF’s allocations were 50.1% local currency sovereign debt, 30.5% external sovereign debt, 19.3% corporate debt and 0.1% net cash.

Market Review

We are particularly pleased with the performance of the Fund given the market headwinds that global investors faced during the period. While not an exhaustive list, the potentially destabilizing events during the period included:

1.	The governments of Egypt and Tunisia were toppled by popular insurrection
2.	The war began in Libya
3.	Oil prices (Brent crude) climbed to a peak of $126.74, nearly 35% higher than when EDF was launched
4.	Japan’s tsunami and earthquake resulted in significant economic destruction, particularly in global supply chains.
5.	The sovereign debt crisis in Europe’s periphery intensified; Portugal, Greece and Ireland were downgraded.
6.	The US Federal Reserve ended the second round of quantitative easing, dubbed “QE2.”
7.	The US economy entered a lull in growth in the second quarter, raising worries of the potential for a “double-dip” recession

Despite rising geopolitical and macroeconomic risks in the developed world, the fundamental characteristics of most EMs – fast growth rates, relatively low debt levels and improved policy making in both fiscal and monetary matters—remained supportive of the EM debt asset classes. EM growth rates remained well above growth rates of developed countries. Commodity prices stabilized, but remained at relatively high levels, fueled largely by EM demand. Since many EM countries are rich in natural resources , the sustained high level of commodity prices has enriched EM exporters and provided a steady stream of new cash flow, all of which supported EM governments’ and companies’ abilities to repay their debts. EM central banks continued normalizing monetary policy during the reporting period, hiking short term policy rates or raising bank reserve requirement ratios to cool inflation pressures. We expect more EM central banks to allow currency appreciation in the months ahead to help in an effort to stave off the threat of inflation.

Semi-Annual Report | May 31, 2011	1

Stone Harbor Emerging Markets Income Fund	Shareholder Letter
May 31, 2011 (Unaudited)

Our strategy focused on investing in assets with attractive total return potential from EM countries and companies of improving credit quality. At the end of the period our allocations reflected our strong bias in favor of local currency and corporate bonds from many fast growing EM countries. In addition, we held exposure to select sovereign external bonds where we saw strong valuations and potential for return from spread compression.

Our outlook for the remainder of the year remains constructive for EM debt. While signs of a global soft patch in economic activity have affected EM economies as industrial production figures have weakened recently, growth rates have remained solidly positive in most EMs; we believe EM growth rates will continue to outpace developed country growth rates this year. While policy rates in core developed countries may begin to normalize by year end, interest rates are most likely to remain very low, in our opinion. Inflation pressures, as we see it, have been eased in part by prudent monetary policies of many EM central banks, but also by the stabilization of commodity prices in recent months. Moreover, continued institutional investments in EM debt, which reflect a shift to strategic allocations to the asset class, provide further strong support.

Nevertheless, we recognize several specific market risks to our benign base case, including:

1.	Europe fails to provide a comprehensive solution to the sovereign debt crises in Portugal, Italy, Ireland, Greece and Spain
2.	The US economy slips back into recession
3.	China’s economy weakens, producing a “hard landing” of sub 7% annual growth rate
4.	EM policy makers engage in trade wars in an effort to counteract the economic effects of a falling US dollar
5.	EM central banks fall behind in their efforts to curb inflation
6.	US interest rates rise sharply reflecting rising fiscal deficits and the end of quantitative easing.

Other general risks of the Fund relate to our use of leverage and also to the longer-term prospects for a rise in global interest rates. With respect to leverage, Stone Harbor tactically employs leverage to enhance returns. During the performance period, leverage consisted primarily of borrowings using short term reverse repurchase agreements through which the Fund loans securities with the obligation to repurchase them at a later date at a fixed price. The implied borrowing costs of the repurchase agreements averaged approximately 0.56% per annum. The level of gross leverage was increased to a maximum of 24.4% of total assets in February, but was reduced by the end of the period to 17.96%. The Fund management team varied borrowing levels to reflect the team’s outlook on the EM debt markets. The team increased borrowings when it felt opportunities had increased and reduced borrowings when, in the team’s judgment, macroeconomic risks had risen. The Fund’s lower level of gross leverage at the end of the period reflected the team’s assessment of the rising risks of a sovereign default in Europe’s southern periphery as well as a slow down in US growth. Nevertheless, the Fund’s allocations express a positive secular outlook for emerging markets.

As it pertains to the risk of a general rise in global interest rates, Stone Harbor attempts to mitigate the risk of loss of principal though its allocation process. We seek to upgrade credit quality and reduce duration exposure during periods of rising rates. Notwithstanding these efforts, rising interest rates would increase the Fund’s cost of leverage and could also decrease the value of its portfolio securities, adversely affecting fund performance.

Notwithstanding these risks, we anticipate further strong gains from EM debt through the remainder of 2011 and continue to believe that all three sectors of the asset class – external sovereign, corporate and local currency debt - offer attractive risk-adjusted returns for investors.

Once again, we thank you for choosing Stone Harbor Investment Partners.

Sincerely,

Thomas W. Brock
Chairman of the Board of Trustees

iList of indices

CEMBI Broad Diversified High Grade

CEMBI Broad Diversified High Yield

CEMBI Broad Diversified

GBI EM Global Dividersified

EMBI Global Diversified

Citigroup High Yield Capped

JP Morgan U.S. High Grade

S&P GSCI Energy

S&P GSCI Agriculture

SPDR Gold Trust

Barclays U.S. TIPS

Barclays U.S. Treasury 7-10 Year

Barclays Global Aggregate

MSCI Emerging Markets Free

S&P 500 Index

U.S. Dollar Index

2	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Summary of Portfolio Holdings
May 31, 2011 (Unaudited)

Under SEC Rules, all funds are required to include in their annual and semi-annual shareholder reports a presentation of portfolio holdings in a table, chart or graph by reasonably identifiable categories. The following tables, which present holdings as a percent of total net assets (“TNA”), are provided in compliance with such requirements.

STONE HARBOR EMERGING MARKETS INCOME FUND Country Breakdown	% of TNA
Argentina	16.29%
Brazil	15.46%
Mexico	14.86%
Venezuela	11.49%
Indonesia	10.64%
South Africa	9.90%
Ukraine	9.54%
Iraq	5.95%
Colombia	4.77%
Turkey	2.33%
Kazakhstan	2.11%
Malaysia	1.98%
Russia	1.65%
Poland	1.43%
United Arab Emirates	1.18%
Dominican Republic	1.08%
China	1.05%
Luxembourg	0.90%
Peru	0.80%
Croatia	0.69%
Philippines	0.48%
India	0.40%
Egypt	0.30%
Ghana	0.18%
Uruguay	0.13%
Total	115.59%
Money Market Mutual Funds	6.92%
Liabilities in Excess of Other Assets	-22.51%
Total Net Assets	100.00%

Semi-Annual Report | May 31, 2011	3

Stone Harbor Emerging Markets Income Fund	Summary of Portfolio Holdings
May 31, 2011 (Unaudited)

Security Type Allocation*

Sector Allocation*

Sovereign Local	50.1%
Sovereign Dollar	30.5%
Corporate	19.3%
Net Cash	0.1%

Regional Breakdown*

Latin America	54.8%
Europe	18.3%
Asia	12.2%
Africa	8.7%
Middle East	5.9%
Net Cash	0.1%

Currency Breakdown*

Argentine Peso	4.70%
Brazilian Real	10.80%
Colombian Peso	4.00%
Indonesian Rupiah	5.40%
Mexican Peso	9.60%
Malaysian Ringgit	1.60%
Philippine Peso	0.40%
Polish Zloty	1.20%
Russian Ruble	2.70%
Turkish Lira	1.50%
South African Rand	8.20%
United States Dollar	49.90%
Total	100.00%

*

Based on managed assets including derivative exposure. For purposes of this example, managed assets are defined as total net assets plus any borrowings attributed to the use of reverse repurchase agreements.

4	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Growth of $10,000 Investment
May 31, 2011 (Unaudited)

Comparison of Change in Value of $10,000 Investment in Stone Harbor Emerging Markets Income Fund and the JP Morgan Emerging Market Bond Global Diversified Index.

The JP Morgan Emerging Market Bond Global Diversified Index is a uniquely-weighted version of the EMBI Global Index, which tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities such as Brady bonds, loans and Eurobonds. Currently, the EMBI Global Index covers 196 instruments across 28 countries. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible debt outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by the EMBI Global Index.

Average Annual Total Returns as of May 31, 2011

	3 Months	Since Inception	Inception Date
Stone Harbor Emerging Markets Income Fund - NAV	8.50%	7.32%	12/22/10
Stone Harbor Emerging Markets Income Fund – Market Price	4.12%	3.08%
JP Morgan EMBI Global Diversified Index	4.14%	4.11%

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance shown. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends, capital gain and return of capital distributions, if any, have been reinvested and includes all fee waivers and expense reimbursements. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or broker commissions or sales charges in connection with the purchase or sale of Fund shares. Investment return and principal value will vary, and shares, when sold, may be worth more or less than their original cost. Total returns for a period of less than one year are not annualized. Index returns do not include the effects of sales charges or management fees. It is not possible to invest directly in an index.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

Semi-Annual Report | May 31, 2011	5

Stone Harbor Emerging Markets Income Fund	Statement of Investments
May 31, 2011 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount *	Market Value (Expressed in U.S. $)
SOVEREIGN DEBT OBLIGATIONS - 50.47%
Argentina - 13.84%
Republic of Argentina:
	ARS	2.000%	09/30/2014	$15,745,013	$ 3,525,869(1)(2)
		7.000%	04/17/2017	18,398,523	16,642,486(3)
		8.280%	12/31/2033	10,859,924	9,339,535(3)
	ARS	5.820%	12/31/2033	54,820,730	17,933,792(1)(2)
		0.000%	12/15/2035	1,554,684	256,911(1)
	EUR	0.000%	12/15/2035	25,889,000	5,262,522(1)

					52,961,115

Colombia - 0.28%
Republic of Colombia		7.375%	09/18/2037	857,000	1,081,963

Croatia - 0.69%
Croatian Government		6.375%	03/24/2021	2,560,000	2,644,480(4)

Ghana - 0.18%
Republic of Ghana		8.500%	10/04/2017	596,000	669,755(5)

Iraq - 1.33%
Republic of Iraq		5.800%	01/15/2028	5,500,000	5,080,625(5)

Malaysia - 1.98%
Malaysian Government:
	MYR	5.094%	04/30/2014	16,380,000	5,705,164
	MYR	4.012%	09/15/2017	5,500,000	1,851,146

					7,556,310

Mexico - 11.30%
Mexican Bonos:
	MXN	8.000%	06/11/2020	283,700,000	26,562,253
	MXN	8.500%	05/31/2029	175,700,000	16,666,585

					43,228,838

Philippines - 0.48%
Republic of Philippines	PHP	4.950%	01/15/2021	79,000,000	1,844,429

Poland - 1.43%
Republic of Poland	PLN	5.500%	04/25/2015	15,000,000	5,484,491

Russia - 1.65%
Russian Federation		7.500%	03/31/2030	5,362,965	6,322,936(3)(5)(6)

See Notes to Financial Statements.

6	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Statement of Investments
May 31, 2011 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount *	Market Value (Expressed in U.S. $)
South Africa - 9.90%
Republic of South Africa:
	ZAR	8.250%	09/15/2017	$70,000,000	$10,372,223
	ZAR	8.000%	12/21/2018	12,940,000	1,879,021
		6.875%	05/27/2019	570,000	678,870
	ZAR	7.250%	01/15/2020	6,840,000	941,909
	ZAR	6.750%	03/31/2021	92,540,000	12,168,358
	ZAR	10.500%	12/21/2026	69,020,000	11,861,111

					37,901,492

Turkey - 1.79%
Republic of Turkey	TRY	10.000%	02/15/2012	10,305,450	6,860,829

Ukraine - 3.07%
Ukraine Government:
		7.650%	06/11/2013	7,183,000	7,631,937	(3)(5)
		6.875%	09/23/2015	2,000,000	2,075,000	(4)
		7.750%	09/23/2020	2,000,000	2,053,000	(3)(5)

					11,759,937

Uruguay - 0.13%
Republic of Uruguay		9.250%	05/17/2017	385,000	503,388

Venezuela - 2.42%
Republic of Venezuela		12.750%	08/23/2022	10,773,600	9,265,296	(3)(5)

TOTAL SOVEREIGN DEBT OBLIGATIONS					193,165,884

(Amortized Cost $189,985,999)

BANK LOANS - 3.89%(7)
Brazil - 0.52%
Virgolino de Oliveira - GVO Loan		5.273%	03/11/2015	2,000,000	2,000,000

Indonesia - 3.37%
PT Bumi Tranche A		0.000%	03/02/2012	7,157,442	7,157,442	(2)
PT Bumi Tranche B		0.000%	03/02/2012	5,712,558	5,712,558	(2)

					12,870,000

TOTAL BANK LOANS					14,870,000

(Amortized Cost $14,870,000)

CONVERTIBLE CORPORATE BONDS - 0.13%
Indonesia - 0.13%
BLT International Corp.		12.000%	02/10/2015	500,000	509,275

TOTAL CONVERTIBLE CORPORATE BONDS					509,275

(Amortized Cost $500,000)

See Notes to Financial Statements.

Semi-Annual Report | May 31, 2011	7

Stone Harbor Emerging Markets Income Fund	Statement of Investments
May 31, 2011 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount *	Market Value (Expressed in U.S. $)
CORPORATE BONDS - 30.02%
Argentina - 0.62%
Capex SA		10.000%	03/10/2018	$1,279,000	$1,272,349	(4)
Empresa Distribuidora Y Comercializadora Norte		9.750%	10/25/2022	511,000	523,775	(4)
Tarjeta Naranja SA		9.000%	01/28/2017	553,000	573,588	(4)

					2,369,712

Brazil - 2.31%
Banco Cruzeiro do Sul SA		8.875%	09/22/2020	2,372,000	2,342,587	(5)
BR Malls International Finance Ltd.		8.500%	01/21/2049	512,000	543,846	(4)
General Shopping Finance Ltd.		10.000%	11/09/2015	1,341,000	1,414,581	(4)
Hypermarcas SA		6.500%	04/20/2021	1,387,000	1,390,468	(4)
Marfrig Holding Europe BV		8.375%	05/09/2018	840,000	832,860	(4)
Mirabela Nickel Ltd.		8.750%	04/15/2018	297,000	300,712	(4)
OGX Petroleo e Gas Participacoes SA		8.500%	06/01/2018	1,532,000	1,575,662	(4)
Virgolino de Oliveira Finance Ltd.		10.500%	01/28/2018	413,000	441,167	(5)

					8,841,883

China - 1.05%
Country Garden Holdings Co.		11.125%	02/23/2018	750,000	782,850	(4)
Hidili Industry International Development Ltd.		8.625%	11/04/2015	404,000	400,465	(5)
Kaisa Group Holdings Ltd.		13.500%	04/28/2015	1,300,000	1,317,875	(5)
MIE Holdings Corp.		9.750%	05/12/2016	1,532,000	1,522,502	(4)

					4,023,692

Colombia - 0.30%
Emgesa SA ESP	COP	8.750%	01/25/2021	911,000,000	539,328	(4)
Empresas Publicas de Medellin ESP	COP	8.375%	02/01/2021	1,030,000,000	595,619	(4)

					1,134,947

Dominican Republic - 1.08%
Cap Cana SA:
		10.000%	04/30/2016	3,182,011	1,591,005	(2)(5)
		10.000%	04/30/2016	3,621,970	2,535,379	(2)(5)

					4,126,384

Egypt - 0.30%
Orascom Telecom Finance SCA		7.875%	02/08/2014	1,118,000	1,161,322	(5)

India - 0.40%
Vedanta Resources PLC		8.250%	06/07/2021	1,517,000	1,532,170	(4)

Indonesia - 1.78%
Bakrie Telecom Pte Ltd.		11.500%	05/07/2015	735,000	769,912	(5)
BLT Finance BV		7.500%	05/15/2014	1,377,000	1,187,241	(5)
BSP Finance BV		10.750%	11/01/2011	1,000,000	993,700
European Bank for Reconstruction & Development	IDR	7.200%	06/08/2016	32,570,000,000	3,844,447

					6,795,300

Kazakhstan - 2.11%
BTA Bank JSC		10.750%	07/01/2018	8,975,001	8,077,501	(5)(6)

See Notes to Financial Statements.

8	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Statement of Investments
May 31, 2011 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount *	Market Value (Expressed in U.S. $)
Luxembourg - 0.90%
Russian Agricultural Bank OJSC Via RSHB Capital SA		7.750%	05/29/2018	$3,000,000	$ 3,435,000(4)

Mexico - 3.56%
Bank of New York Mellon SA Institucion de Banca Multiple		9.625%	05/02/2021	4,072,000	4,224,700(2)(4)
Cemex SAB de CV:
		5.301%	09/30/2015	7,000,000	6,921,250(1)(4)

		9.000%	01/11/2018	2,383,000	2,496,193(4)

					13,642,143

Peru - 0.80%
Inkia Energy Ltd.		8.375%	04/04/2021	3,000,000	3,079,500(4)

Turkey - 0.54%
Yuksel Insaat AS		9.500%	11/10/2015	2,152,000	2,076,680(5)

Ukraine - 4.02%
Avangardco Investments Public Ltd.		10.000%	10/29/2015	2,000,000	1,990,000
Metinvest BV		8.750%	02/14/2018	2,677,000	2,861,044(4)
Mriya Agro Holding PLC		10.950%	03/30/2016	5,000,000	5,031,250(4)
NAK Naftogaz Ukraine		9.500%	09/30/2014	5,000,000	5,505,000(3)

					15,387,294

United Arab Emirates - 1.18%
Dubai Holding Commercial Operations MTN Ltd.:
	EUR	4.750%	01/30/2014	150,000	195,897
	GBP	6.000%	02/01/2017	1,550,000	2,154,549
Dubai Sukuk Centre Ltd.		0.685%	06/13/2012	2,313,000	2,164,968(1)

					4,515,414

Venezuela - 9.07%
Petroleos de Venezuela SA:
		4.900%	10/28/2014	44,294,000	32,722,192(3)
		5.250%	04/12/2017	3,240,000	1,973,970

					34,696,162

					114,895,104

TOTAL CORPORATE BONDS
(Amortized Cost $111,299,575)

CREDIT LINKED NOTES - 28.63%
Argentina - 1.83%
Cablevision SA		9.375%	02/12/2018	2,394,000	2,399,985(8)
Endesa Costanera SA		11.304%	03/30/2012	2,115,430	2,115,430(1)(9)
Hidroelec el Chocon SA		8.061%	03/01/2015	2,500,000	2,500,000(10)

					7,015,415

See Notes to Financial Statements.

Semi-Annual Report | May 31, 2011	9

Stone Harbor Emerging Markets Income Fund	Statement of Investments
May 31, 2011 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount *	Market Value (Expressed in U.S. $)
Brazil - 12.63%
Nota Do Tesouro Nacional:
	BRL	10.000%	01/01/2021	$4,000,000	$2,208,715	(11)
	BRL	10.000%	01/01/2021	6,500,000	3,589,162	(11)
	BRL	10.000%	01/01/2021	18,700,000	10,311,519	(12)
	BRL	10.000%	01/01/2021	18,700,000	10,311,520	(12)
	BRL	10.000%	01/01/2021	39,600,000	21,898,709	(13)

					48,319,625

Colombia - 4.19%
Colombia CGM:
	COP	11.000%	07/24/2020	23,000,000,000	15,168,016	(11)
	COP	10.000%	07/24/2024	1,375,000,000	875,076	(11)

					16,043,092

Indonesia - 5.36%
Republic of Indonesia:
	IDR	12.800%	06/15/2021	56,000,000,000	9,024,427	(14)
	IDR	12.800%	06/15/2021	60,000,000,000	9,560,073	(9)
	IDR	8.250%	07/15/2021	3,987,000,000	496,886	(12)
	IDR	8.250%	07/15/2021	4,000,000,000	498,506	(8)
	IDR	8.250%	07/15/2021	7,600,000,000	947,385	(14)

					20,527,277

Iraq - 4.62%
Republic of Iraq
	JPY	2.286%	01/01/2028	2,000,000,000	17,666,544	(1)(15)

TOTAL CREDIT LINKED NOTES					109,571,953

(Cost $106,335,140)

PARTICIPATION NOTES - 2.45%
Ukraine - 2.45%
Ukreximbank Biz Finance PLC		8.375%	04/27/2015	8,909,000	9,398,995	(3)(5)

TOTAL PARTICIPATION NOTES					9,398,995

(Amortized Cost $9,257,024)

SHORT TERM INVESTMENTS - 6.92%
Money Market Mutual Funds - 6.92%
Dreyfus Treasury Prime Institutional
(0.000% 7 - Day Yield)				26,491,245	26,491,245

See Notes to Financial Statements.

10	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Statement of Investments
May 31, 2011 (Unaudited)

Market Value (Expressed in U.S. $)

TOTAL SHORT TERM INVESTMENTS	$26,491,245

(Cost $26,491,245)

Total Investments - 122.51%	468,902,456
(Cost $458,738,983)
Liabilities in Excess of Other Assets - (22.51)%	(86,156,896)

Net Assets - 100.00%	$382,745,560

* The principal/contract amount of each security is stated in the currency in which the bond is denominated (U.S. Dollar unless otherwise notated). See below.

ARS	Argentine Peso	MXN	Mexican Peso
BRL	Brazilian Real	MYR	Malaysian Ringgit
COP	Colombian Peso	PHP	Philippine Peso
EUR	Euro Currency	PLN	Polish Zloty
GBP	Great Britain Pound	TRY	Turkish Lira
IDR	Indonesian Rupiah	ZAR	South African Rand
JPY	Japanese Yen

(1)	Floating or variable rate security. Interest rate disclosed is that which is in effect at May 31, 2011.
(2)

This security has been valued at its fair value determined in good faith pursuant to procedures approved by the Board of Trustees. Total market value of fair valued securities amounts to $42,680,745, which represents approximately 11.15% of net assets as of May 31, 2011.

(3)

On May 31, 2011, securities valued at $119,645,250 were pledged as collateral for reverse repurchase agreements. The average amount of borrowings while outstanding during the period ended May 31, 2011 was $86,846,746 at a weighted average interest rate of 0.56%.

(4)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Advisor and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $46,168,727, which represents approximately 12.06% of net assets as of May 31, 2011.

(5)

Securities were issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under procedures approved by the Fund’s Board of Trustees. As of May 31, 2011, the aggregate market value of those securities was $62,323,678, representing 16.28% of net assets.

(6)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at May 31, 2011.
(7)

Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at May 31, 2011. Bank Loans, while exempt from registration, under the Securities Act of 1933 (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

(8)	The underlying security is issued by Deutsche Bank AG London.
(9)	The underlying security is issued by Credit Suisse First Boston.
(10)	The underlying security is issued by Bley Investment.
(11)	The underlying security is issued by Citigroup Global Markets.
(12)	The underlying security is issued by JP Morgan Chase.
(13)	The underlying security is issued by Barclays Bank PLC.
(14)	The underlying security is issued by HSBC Bank.
(15)	The underlying security is issued by Merrill Lynch.

See Notes to Financial Statements.

Semi-Annual Report | May 31, 2011	11

Stone Harbor Emerging Markets Income Fund	Summary of Investments
May 31, 2011 (Unaudited)

Common Abbreviations:

AS - Anonim Sirket is the Turkish term for Incorporation.

BV - Besloten Vennootschap a Dutch private limited liability company.

ESP - Empresa de Servicios Publicos is the Colombian term for Public Service Company.

JSC - Joint Stock Company.

Ltd. - Limited.

MTN - Medium Term Note.

OJSC - Open Joint Stock Company.

PLC - Public Limited Co.

Pte - private.

SA - Generally designates corporations in various countries, mostly those employing the civil law.

SAB de CV - A variable capital company.

SCA - Soceite en Commandite par actions is the French equivalent of a limited partnership.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Contract Description	Contracted Amount	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
BRL	18,063,870	Purchase	06/02/2011	$11,444,056	$339,360
BRL	18,063,870	Sale	06/02/2011	11,444,055	14,176
RUB	247,689,000	Purchase	07/06/2011	8,820,896	120,896
RUB	106,521,928	Purchase	08/19/2011	3,775,314	15,314

					$489,746

EUR	3,766,000	Sale	07/14/2011	$5,413,699	$(88,123)
GBP	1,338,000	Sale	07/14/2011	2,199,826	(33,537)
JPY	1,453,610,000	Sale	07/14/2011	17,836,510	(56,979)

					$(178,639)

See Notes to Financial Statements.

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Stone Harbor Emerging Markets Income Fund	Statement of Assets & Liabilities
May 31, 2011 (Unaudited)

ASSETS:
Investments, at value(1)	$468,902,456
Cash	295,348
Foreign currency, at value (Cost $11,099)	11,021
Unrealized appreciation on forward foreign currency contracts	489,746
Receivable from broker	360,000
Receivable for investments sold	3,757,690
Interest receivable	11,051,994
Prepaid and other assets	18,531
Total Assets	484,886,786

LIABILITIES:
Payable for Reverse Repurchase Agreements	83,730,614
Interest due on Reverse Repurchase Agreements	55,095
Payable for investments purchased	17,562,556
Unrealized depreciation on forward foreign currency contracts	178,639
Payable to advisor	383,349
Payable to administrator	77,028
Payable for trustee fees	14,387
Other payables	139,558
Total Liabilities	102,141,226
Net Assets	$382,745,560

NET ASSETS CONSIST OF:
Paid-in capital	$367,543,858
Undistributed net investment income	3,022,502
Accumulated net realized gain on investments, securities sold short and translation of assets and liabilities denominated in foreign currency	1,629,283
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currency	10,549,917
Net Assets	$382,745,560

PRICING OF SHARES:
Net Assets	$382,745,560
Shares of beneficial interest outstanding (unlimited number of shares, par value of $0.001 per share authorized)	15,425,420
Net assets value, offering and redemption price per share	$24.81

(1)Cost of Investments	$458,738,983

See Notes to Financial Statements.

Semi-Annual Report | May 31, 2011	13

Stone Harbor Emerging Markets Income Fund	Statement of Operations
For the Period December 22, 2010 (Inception) to May 31, 2011 (Unaudited)

INVESTMENT INCOME:
Interest	$16,775,694
Total Investment Income	16,775,694

EXPENSES:
Investment advisory fee	1,951,587
Administration fee	312,453
Interest on Reverse Repurchase Agreements	215,203
Custodian fees	66,665
Audit fees	37,318
Printing fees	23,323
Legal fees	27,989
Trustee fees	29,387
Transfer agent fees	11,662
Insurance fees	14,464
Other	11,620
Total Expenses	2,701,671
Net Investment Income	14,074,023

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	(3,390,206)
Securities sold short	17,416
Foreign currency transactions	5,002,073
Net realized gain	1,629,283
Change in unrealized appreciation on:	10,549,917
Investments	10,163,473
Translation of assets and liabilities denominated in foreign currencies	386,444
Net change	10,549,917
Net Realized and Unrealized Gain on Investments	12,179,200
Net Increase in Net Assets Resulting from Operations	$26,253,223

See Notes to Financial Statements.

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Stone Harbor Emerging Markets Income Fund	Statement of Changes in Net Assets

For the Period December 22, 2010 (Inception) to May 31, 2011 (Unaudited)

OPERATIONS:
Net investment income	$14,074,023
Net realized gain/(loss) on investments:
Investments	(3,390,206)
Securities sold short	17,416
Foreign currency transactions	5,002,073
Net change in unrealized appreciation on investments and foreign currency translations	10,549,917
Net increase in net assets resulting from operations	26,253,223

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(11,051,521)
Net decrease in net assets from distributions to shareholders	(11,051,521)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sales of shares, net of offering costs of $765,000	364,522,500
Net asset value of common shares issued to stockholders from reinvestment of dividends	2,921,358
Net increase in net assets from capital share transactions	367,443,858

Net Increase in Net Assets	382,645,560

NET ASSETS:
Beginning of period	100,000
End of period (including undistributed net investment income of $3,022,502)	$382,745,560

OTHER INFORMATION:
Share Transactions:
Beginning shares	4,188
Shares issued in connection with initial public offering	15,300,000
Shares issued as reinvestment of dividends	121,232
Shares outstanding - end of period	15,425,420

See Notes to Financial Statements.

Semi-Annual Report | May 31, 2011	15

Stone Harbor Emerging Markets Income Fund	Statement of Cash Flows
For the Period December 22, 2010 (Inception) to May 31, 2011 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$26,253,223
Adjustments to reconcile net increase/(decrease) in net assets resulting from operations to net cash used in operating activities:
Purchases of investment securities	(662,094,261)
Proceeds from disposition of investment securities	234,451,575
Proceeds from securities sold short transactions	(5,500,000)
Cover securities sold short transactions	5,512,500
Net purchases of short-term investment securities	(26,490,620)
Net realized gain on investment securities	(1,629,283)
Net change in unrealized appreciation on investment securities	(10,549,917)
Payment for currency transactions	(739,895)
Premium amortization	327,892
Discount accretion	(2,247,584)
Inflation Income	(253,970)
Increase in receivable from broker	(360,000)
Increase in receivables for investments sold	(3,757,690)
Increase in interest receivable	(11,051,994)
Increase in prepaid and other assets	(18,531)
Increase in payable for investments purchased	17,562,556
Increase in payable to advisor	383,349
Increase in payable to administrator	77,028
Increase in payable for trustees fees	14,387
Increase in other payables	139,558
Net Cash Used in Operating Activities	(439,971,677)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from reverse repurchase agreements	83,730,614
Increase in interest on reverse repurchase agreements	55,095
Proceeds from sale of shares	368,208,858
Offering cost paid for sale of shares	(765,000)
Cash distributions paid	(11,051,521)
Net Cash Provided in Financing Activities	440,178,046

Net increase in cash	206,369

Cash and foreign currency, beginning of period	$100,000
Cash and foreign currency, end of period	$306,369

See Notes to Financial Statements.

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Stone Harbor Emerging Markets Income Fund	Financial Highlights
For a share outstanding throughout the period presented.

For the Period December 22, 2010 (Inception) to May 31, 2011 (Unaudited)

Net asset value - beginning of period	$ 23.87
Income from investment operations:
Net investment income	0.92 (1)
Net realized and unrealized gain on investments	0.79
Total income from investment operations	1.71

Less distributions to common shareholders:
From net investment income	(0.72)
Total distributions	(0.72)

Capital share transactions:
Common share offering costs charged to paid-in capital	(0.05)
Total capital share transactions	(0.05)
Net Increase in Net Asset Value	0.94
Net asset value - end of period	$ 24.81

Market price - end of period	$ 25.01

Total Return - Net Asset Value(2)(3)	7.32%
Total Return - Market Price(2)(3)	3.08%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$ 382,746
Ratio of expenses to average net assets	1.92% (4)
Ratio of net investment income to average net assets	10.01% (4)
Ratio of expenses to average managed assets(5)	1.55% (4)
Portfolio turnover rate	55%

(1)	Calculated using average shares throughout the period.
(2)	Total returns for periods of less than one year are not annualized.
(3)

Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(4)	Annualized.
(5)	Average managed assets represent net assets applicable to common shares plus average amount of borrowings during the period.

See Notes to Financial Statements.

Semi-Annual Report | May 31, 2011	17

Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements
May 31, 2011 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Stone Harbor Emerging Markets Income Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on September 10, 2010, pursuant to an Agreement and Declaration of Trust governed by the laws of The Commonwealth of Massachusetts (the “Declaration of Trust”). The Fund commenced operations on December 22, 2010. Prior to that, the Fund had no operations other than matters relating to its organization and the sale and issuance of 4,188 shares of beneficial interest (“Common Shares”) in the Fund to the Stone Harbor Investment Partners (the “Adviser”) at a price of $23.88 per share. The Fund’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “EDF.”

The Fund’s primary investment objective is to maximize total return, which consists of income on its investments and capital appreciation. The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Securities. “Emerging Markets Securities” include fixed income securities and other instruments (including derivatives) that are economically tied to emerging market countries that are denominated in the predominant currency of the local market of an emerging market country or whose performance is linked to those countries’ markets, currencies, economies or ability to repay loans. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or if the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country.

The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political, or regulatory occurrence.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(a) Investment Valuation: Debt securities, bank loans and linked notes are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset value, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short- term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Available cash is invested into a money market fund by the custodian.

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

Level 1	–	Quoted and Unadjusted Prices in active markets for identical investments
Level 2	–	Other Significant Observable Inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3	–	Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments).

18	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements
May 31, 2011 (Unaudited)

The following is a summary of the inputs used as of May 31, 2011 in valuing the Fund’s assets:

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Sovereign Debt Obligations	$–	$171,706,223	$21,459,661	$193,165,884
Bank Loans	–	2,000,000	12,870,000	14,870,000
Convertible Corporate Bonds	–	509,275	–	509,275
Corporate Bonds	–	106,544,020	8,351,084	114,895,104
Credit Linked Notes	–	109,571,953	–	109,571,953
Participation Notes	–	9,398,995	–	9,398,995
Short Term Investments	–	26,491,245	–	26,491,245
Total	$–	$426,221,711	$42,680,745	$468,902,456

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$489,746	$–	$489,746
Liabilities
Reverse Repurchase Agreements	–	(83,730,614)	–	(83,730,614)
Forward Foreign Currency Contracts	–	(178,639)	–	(178,639)
Total	$–	$(83,419,507)	$–	$(83,419,507)

*	For detailed Country descriptions, see accompanying Statement of Investments.
**	Other financial instruments are derivative instruments not reflected in the Statement of Investments.

There were no significant transfers in or out of Levels 1 and 2 during the period.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities at Value	Balance as of December 22, 2010	Accrued Discount	Realized Gain*	Change in Unrealized Appreciation*	Net Purchases	Transfers in and/or (out) of Level 3	Balance as of May 31, 2011	Net Change in Unrealized Appreciation Included in the Statement of Operations Attributable to Level 3 Investments Still Held at May 31, 2011
Sovereign Debt	$ –	$2,994	$7,292	$1,349,966	$20,099,409	$ –	$21,459,661	$ 1,349,966
Obligations
Bank Loans	–	883,171	–	–	11,986,829	–	12,870,000	–
Corporate Bonds	–	90,872	–	75,374	8,184,838	–	8,351,084	75,374
Total	$ –	$977,037	$7,292	$1,425,340	$40,271,076	$ –	$42,680,745	$ 1,425,340

*	Realized gain and change in unrealized appreciation are included in the related amounts on investments in the Statement of Operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

(b) Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the

Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(c) Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p. m. Eastern time).

Semi-Annual Report | May 31, 2011	19

Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements
May 31, 2011 (Unaudited)

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

(d) Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

(e) Leverage: The Fund may borrow from banks and other financial institutions and may also borrow additional funds by entering into reverse repurchase agreements or the issuance of debt securities (collectively, “Borrowings”) in an amount that, when combined with the value of any Preferred Shares issued by the Fund, does not exceed 33 1/3% of the Fund’s Total Assets immediately after such transactions. It is possible that following such Borrowings and/or issuances of Preferred Shares, the assets of the Fund will decline due to market conditions such that this 33 1/3% limit will be exceeded. In that case, the leverage risk to Common Shareholders will increase.

In a reverse repurchase agreement, the Fund loans to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed - upon price and date. A reverse repurchase agreement involves the risk that the market value of the security loaned by the Fund may decline below the repurchase price of the security. The Fund will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(f) Risk Exposure and the Use of Derivative Instruments: The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter in various types of derivatives contracts. In doing so, the Fund will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that may make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors, among others:

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the make value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Risk of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to it net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type below and in the notes that follow.

Forward Foreign Currency Contracts: The Fund may engage in currency transactions with counterparties to hedge the value of

20	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements
May 31, 2011 (Unaudited)

portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies, or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Credit Default Swaps: The Fund may enter into credit default swap contracts for hedging purposes, to gain market exposure or to add leverage to their portfolios. When used for hedging purposes, a Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

No swaps were held in the Fund as of May 31, 2011.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair values of derivative instruments on the Statement of Assets and Liabilities as of May 31, 2011:

	Foreign Exchange Contracts	Total
Assets:
Unrealized appreciation on forward foreign currency contracts	$489,746	$489,746

Liabilities:
Unrealized depreciation on forward foreign currency contracts	$(178,639)	$(178,639)

The effect of derivative instruments on the Statement of Operations for the period ended May 31, 2011:

	Foreign Exchange Contracts	Total
Net Realized Loss on:
Foreign currency transactions	$(721,486)	$(721,486)

Change in Unrealized Appreciation on:
Translation of assets and liabilities denominated in foreign currencies	$311,107	$311,107

(g) Credit Linked Notes: The Fund may invest in Credit Linked Notes to obtain economic exposure to high yield, emerging markets or other securities. Investments in a Credit Linked Note typically provide the holder with a return based on the return of an underlying reference instrument, such as an emerging market bond. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. In addition to the risks associated with the underlying reference instrument, an investment in a Credit Linked Note is also subject to the risk that the counterparty will be unwilling or unable to meet its obligations under the note. Because Credit Linked Notes are derivatives, an investment in these instruments is generally subject to the risks associated with derivatives.

Semi-Annual Report | May 31, 2011	21

Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements
May 31, 2011 (Unaudited)

(h) Loan Participations and Assignments: The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(i) Leverage Risk: Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of NAV per share and market price of, and dividends paid on, the Common Shares. There is a risk that fluctuations in the interest rates on any Borrowings or the dividend rates on any Preferred Shares issued by the Fund may adversely affect the return to the Common Shareholders. If the income from the securities purchased with the proceeds of leverage is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to the Common Shareholders as dividends and other distributions will be reduced.

The Fund may choose not to use leverage at all times. The amount and composition of leverage used may vary depending upon a number of factors, including economic and market conditions in the relevant emerging market countries, the availability of relatively attractive investment opportunities not requiring leverage and the costs and risks that the Fund would incur as a result of leverage.

There were no Preferred Shares issued by the Fund as of May 31, 2011.

(j) Credit and Market Risk: The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Investments in derivatives are subject to credit and market risks.

(k) Federal and Other Taxes: No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have more than a fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

Management of the Fund analyzes all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of, and during the period ended May 31, 2011, the Fund did not have a liability for any unrecognized tax benefits.

(l) Distributions to Shareholders: The Fund makes monthly cash distributions of all or a portion of its net investment income to common shareholders. The Fund intends to pay capital gains distributions at least annually. The Fund has filed an application with the Securities and Exchange Commission seeking permission to distribute capital gains more frequently than annually; however there can be no assurance that it will be granted.

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The amount and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year end; accordingly, tax basis balances have not been determined as of May 31, 2011.

2. MANAGEMENT FEES, TRUSTEE FEES, ADMINISTRATION FEES, CUSTODY FEES AND TRANSFER AGENT FEE

The Adviser receives a monthly fee at the annual rate of 1.00% of the average daily value of the Fund’s total assets (including any assets attributable to any leverage used) minus the Fund’s accrued liabilities (other than Fund liabilities incurred for any leverage) (“Total Assets”).

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Fund. Under the administration agreement, ALPS is responsible for calculating the net asset value of the common shares and generally managing the administrative affairs of the Fund. ALPS receives a monthly fee at an annual rate of 0.15% of the average daily value of the Fund’s Total Assets.

The Bank of New York Mellon serves as the Fund’s custodian. Mellon Investor Services LLC, an affiliate of The Bank of New York Mellon, serves as the Fund’s transfer agent.

The Fund pays each Trustee who is not a director, officer, employee, or affiliate of Stone Harbor or ALPS, a fee of $5,000 per meeting of

22	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements
May 31, 2011 (Unaudited)

the Board of Trustees. The Fund will also reimburse independent Trustees for travel and out-of-pocket expenses incurred in connection with such meetings.

3. SECURITIES TRANSACTIONS

During the period ended May 31, 2011, there were purchase and sale transactions (excluding short term securities) of $662,094,291 and 234,451,575, respectively.

On May 31, 2011, based on cost of $458,778,308 for federal income tax purposes, aggregate gross unrealized gains for all securities in which there is an excess of value over tax cost was $13,816,146 and aggregate gross unrealized losses for all securities in which there is an excess of tax cost over value was $3,691,998, resulting in net unrealized gain of $10,124,148.

Semi-Annual Report | May 31, 2011	23

Stone Harbor Emerging Markets Income Fund	Summary of Dividend Reinvestment Plan
May 31, 2011 (Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting Mellon Investor Services LLC (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers may automatically elect to receive cash on behalf of Common Shareholders and may re-invest that cash in additional Common Shares.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “U.S. Federal Income Tax Matters” below. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator.

24	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Additional Information
May 31, 2011 (Unaudited)

FUND PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available (1) on the Fund’s website located at http://www.shiplpcef.com, (2) on the SEC’s website at http://www.sec.gov ,or (3) they may be reviewed and copied at the SEC’s Public Reference Room in Washington DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PROXY VOTING

The policies and procedures used to determine how to vote proxies relating to securities held by the Fund will be available (1) without charge, upon request, by calling 1-877-206-0791, or (2) on the Fund’s website located at http://www.shiplpcef.com, and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available by August 31 of each year (1) without charge, upon request, by calling 1-877-206-0791, or (2) on the Fund’s website located at http://www.shiplpcef.com, and (3) on the SEC’s website at http://www.sec.gov.

SENIOR OFFICER CODE OF ETHICS

The Fund files a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer or controller, or persons performing similar functions, with the SEC as an exhibit to its annual report on Form N-CSR. This will be available on the SEC’s website at http://www.sec.gov.

This report, including the financial information herein, is transmitted to the shareholders of Stone Harbor Emerging Markets Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase its common shares in the open market.

Information on the Fund is available at www.shiplpcef.com or by calling the Fund’s shareholder servicing agent at 1-866-390-3910.

Semi-Annual Report | May 31, 2011	25

Stone Harbor Emerging Markets Income Fund	Approval of Investment Advisory Agreement
May 31, 2011 (Unaudited)

The Stone Harbor Emerging Markets Income Fund (the “Fund”) commenced operations in December 2010. The Board of Trustees approved the Fund’s investment advisory agreement (the “Agreement”) at a Board meeting held on November 17, 2010. In addition to reviewing materials provided in advance of that meeting, the Trustees considered their experience as trustees of other funds managed by the Adviser and information provided to the Trustees at the meeting. In considering whether to approve the Agreement, the Board of Trustees, including the trustees who are not interested persons of the Fund (the “Independent Trustees”), did not identify any single factor as determinative. In addition, individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreement included the following:

The nature, extent and quality of the services provided to the Fund under the Agreement. The Trustees considered the nature, extent and quality of the services proposed to be provided by Stone Harbor Investment Partners LP (the “Adviser”) to the Fund. The Trustees also considered the nature, extent and quality of the services provided by the Adviser to its institutional clients and to open-end registered investment companies for which it serves as investment adviser, and the proposed dedication of resources to the Fund by the Adviser. In this regard, the Trustees took into account the experience of the Fund’s portfolio management team, including their experience managing closed-end funds at their previous employers, and of the Adviser’s senior management, and the time and attention they proposed to devote to the Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the nature, extent and quality of the services provided by the Adviser supported the approval of the Agreement.

Investment performance of the Adviser. Prior to the approval of the Agreement, the Trustees received information regarding the performance of other accounts managed or sub-advised by the Adviser or its personnel over various time periods, including information which compared the Adviser’s performance to that of appropriate performance benchmarks. The Trustees also considered the Adviser’s performance and reputation generally and its proposed investment techniques, risk management controls and decision-making processes.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the performance of the Adviser supported the approval of the Agreement.

The costs of the services to be provided and profits to be realized by the Adviser from its relationship with the Funds. The Trustees considered the proposed fees to be charged to the Fund for advisory services as well as the total expense levels proposed for the Fund. The Adviser furnished information to the Trustees compiled by a third party that included comparisons of the Fund’s proposed advisory fees and total expense levels compared to a group of similar mutual funds selected by the third party. The Adviser also provided information about the costs to it of providing services to the Fund and information about its potential profitability with respect to its management of the Fund, as well as information about the advisory fees it charges to institutional separate accounts with similar strategies and information about differences in such fees. The Trustees received from the Adviser information about the complexities in managing a fund that will use leverage and which will be subject to market expectations regarding its distribution rate. The Trustees also considered information about the administrative, operational, tax and compliance complexities associated with the management of closed-end funds as contrasted with the management of separate accounts with similar investment strategies. The Trustees also considered that because of the Fund’s organizational expense cap and because of other expenses the Adviser would bear in connection with the launch of the Fund, the Fund was not expected to be immediately profitable to the Adviser.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fee for the Fund was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser in respect of its relationship with the Fund supported the approval of the Agreement.

Economies of Scale. The Trustees considered to what extent economies of scale would likely be realized as the Fund grows and whether those economies would be shared with the Fund through breakpoints in their investment advisory fees or other means, such as expense caps. At the time of their meeting, the size of the Fund had yet to be determined and therefore the Trustees were not able to determine the extent to which economies of scale could be shared with investors.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the extent to which economies of scale would be shared with the Fund supported the approval of the Agreement.

The Trustees also considered other factors, which included but were not limited to the following:

•

the compliance programs of the Fund and the Adviser. They also considered the compliance-related resources the Adviser proposed to provide to the Fund, including resources designed to ensure compliance with the investment objectives, policies and restrictions of the Fund.

•	potential “fallout benefits” to the Adviser, such as the benefits from being known in the marketplace as a sponsor of closed-end funds.

Based on their evaluation of all factors they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, concluded that the proposed Agreement should be approved for an initial two-year period.

26	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Trustees & Officers
May 31, 2011 (Unaudited)

The business and affairs of each Fund are managed under the direction of its Board of Trustees. The Board of Trustees approves all significant agreements between a Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, investment adviser, administrator, custodian and transfer agent. The day -to-day operations of the Fund are delegated to the Fund’s Adviser and administrator.

The name, age and principal occupations for the past five years of the Trustees and officers of the Funds are listed below, along with the number of portfolios in the Fund complex overseen by and the other directorships held by each Trustee. Except as otherwise noted, the address of each Trustee and officer is c/o Stone Harbor Investment Partners LP, 31 W. 52nd Street, 16th Floor, New York, New York 10019. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available without a charge, upon request, by calling 1-866-699-8158.

INDEPENDENT TRUSTEES

Name & Age	Position with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships by Trustee
Alan Brott Age: 68	Chairman of Audit Committee; Trustee	Since November 2010	Columbia University Graduate School of Business – Associate Professor, 2000- Present; Consultant, 1991-Present; Partner, Ernst & Young LLP, 1978-1991; Various Positions, Ernst & Young LLP, 1966-1978.	5	Bank of America – two closed-end registered hedge funds. Governor Capital Management – one closed-end registered hedge fund.
Heath B. McLendon Age: 78	Trustee	Since November 2010	Citigroup – Chairman of Equity Research Oversight Committee (retired December 31, 2006).	5	None
Patrick Sheehan Age: 63	Trustee	Since November 2010	Retired; formerly, Citigroup Asset Management – Managing Director and Fixed Income Portfolio Manager, 1991-2002.	5	None

INTERESTED TRUSTEE

Name & Age	Position with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships by Trustee
Thomas W. Brock* Age: 64	Chairman; Trustee	Since November 2010	Stone harbor Investment Partners LP– Chief Executive Officer, 2006-Present; Columbia University Graduate School of Business – Associate Professor, 1998-2006.	5	Bank of America – two closed-end registered hedge funds; Liberty All-Star Funds – two closed-end funds.

(1)	Each Trustee serves until retirement, resignation or removal from the Board. The current retirement age is 80.
(2)

For purposes of this table, the Stone Harbor Fund Complex includes each series of the Stone Harbor Investment Funds (the “Funds”) and the Stone Harbor Emerging Markets Income Fund, all of which are managed by Stone Harbor.

*	Mr. Brock is an interested Trustee because of his position with Stone Harbor.

Semi-Annual Report | May 31, 2011	27

Stone Harbor Emerging Markets Income Fund	Trustees & Officers
May 31, 2011 (Unaudited)

OFFICERS

Name & Age	Position with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Other Directorships by Trustee
Peter J. Wilby Age: 52	President	Since November 2010	Co-portfolio manager of the Funds; since April 3, 2006, Chief Investment Officer of Stone Harbor Investment Partners LP; prior to April 3, 2006, Chief Investment Officer – North American Fixed Income; joined Citigroup or its predecessor firms in 1989.	N/A
Pablo Cisilino Age: 43	Executive Vice President	Since November 2010	Co-portfolio manager of Emerging Markets Debt Fund; since July 1, 2006, Senior Portfolio Manager of Stone Harbor Investment Partners LP; from June 1, 2004 to July 1, 2006, Executive Director for Sales and Trading in Emerging Markets at Morgan Stanley Inc; prior to June 1, 2004, Vice President for local markets and FX sales and trading, Goldman Sachs; joined Goldman Sachs in 1994.	N/A
James E. Craige Age: 43	Executive Vice President	Since November 2010	Co-portfolio manager of Emerging Markets Debt Fund; since April 3, 2006, Senior Portfolio Manager of Stone Harbor Investment Partners LP; prior to April 3, 2006, Managing Director and Senior Portfolio Manager at Salomon Brothers Asset Management Inc.; joined Salomon Brothers Asset Management Inc. in 1992.	N/A
Thomas K. Flanagan Age: 58	Executive Vice President	Since November 2010	Co-portfolio manager of Emerging Markets Debt Fund; since April 3, 2006, Senior Portfolio Manager of Stone Harbor Investment Partners LP; prior to April 3, 2006, Managing Director and Senior Portfolio Manager at Salomon Brothers Asset Management Inc.; joined Salomon Brothers Asset Management Inc. in 1991.	N/A
David Oliver Age: 51	Executive Vice President	Since November 2010	Co-portfolio manager of Emerging Markets Debt Fund; since June 1, 2008 Senior Portfolio Manager of Stone Harbor, from 1986 to June 1, 2008 Managing Director in Emerging Market sales and trading Citigroup.	N/A
Beth A. Semmel Age: 50	Executive Vice President	Since November 2010	Co-portfolio manager of High Yield Bond Fund; since April 3, 2006, Senior Portfolio Manager of Stone Harbor Investment Partners LP; Prior to April 3, 2006, Managing Director, Senior Portfolio Manager and Senior Trader for all high yield securities portfolios at Salomon Brothers Asset Management Inc.; joined Salomon Brothers Asset Management Inc. in 1993.	N/A

(1)	Officers are typically elected every year, unless an officer early retires, resigns or is removed from office.

28	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Trustees & Officers
May 31, 2011 (Unaudited)
OFFICERS (continued)

Name & Age	Position with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Other Directorships by Trustee
Jeffrey S. Scott Age: 51	Chief Compliance Officer	Since November 2010	Since April 3, 2006, Chief Compliance Officer of Stone Harbor Investment Partners LP; from October 2006 to March 2007, Director of Compliance, New York Life Investment Management LLC; from July 1998 to September 2006, Chief Compliance Officer, Salomon Brothers Asset Management Inc.	N/A
James J. Dooley Age: 55	Treasurer	Since November 2010	Since April 3, 2006, Head of Operations, Technology and Finance of Stone Harbor Investment Partners LP; from August 2004 to March 2006, Senior Operations Manager of Institutional Asset Management, Citigroup Asset Management; from October 2002 to August 2004, Managing Director, Global Operations & Application Development, AIG Global Investment Group; from May 2001 to September 2002, President and Chief Operating Officer, Financial Technologies International.	N/A
Adam J. Shapiro Age: 47	Secretary; Anti-Money Laundering Officer	Since November 2010	Since April 3, 2006, General Counsel of Stone Harbor Investment Partners LP; from April 2004 to March 2006, General Counsel, North American Fixed Income, Salomon Brothers Asset Management Inc.; from August 1999 to March 2004, Director of Product and Business Development, Citigroup Asset Management.	N/A
Patrick D. Buchanan Age: 39	Assistant Treasurer	Since November 2010	Since October 15, 2007, Senior Fund Controller for ALPS Fund Services, Inc.; from February 2005 to October 2007, Director of Accounting for Madison Capital Management LLC; from August 2003 to February, 2005, Manager of Fund Accounting for Janus Capital Group	N/A

(1)	Officers are typically elected every year, unless an officer early retires, resigns or is removed from office.

Semi-Annual Report | May 31, 2011	29

INVESTMENT ADVISER

Stone Harbor Investment Partners LP

31 W. 52nd Street 16th Floor

New York, New York 10019

ADMINISTRATOR & FUND ACCOUNTANT

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

TRANSFER AGENT & CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, New York 10286

LEGAL COUNSEL

Ropes & Gray LLP

1211 Avenue of the Americas

New York, New York 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 17th Street, Suite 3600

Denver, Colorado 80202

Item 2.	Code of Ethics.

Not applicable to this Report.

Item 3.	Audit Committee Financial Expert.

Not applicable to this Report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this Report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to this Report.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this Report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this Report.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

On November 27, 2010, the Board of Directors of the Registrant adopted bylaws of the Registrant (the “Bylaws”) that designate procedures by which shareholders may submit proposals to the Registrant’s Board of Trustees. The applicable section of the Bylaws is set forth below:

Article 10.6(c): In addition to any other requirements under applicable law and the Declaration of Trust and these Bylaws, persons nominated by Shareholders for election as Trustees and any other proposals by Shareholders may be properly brought before an annual meeting only pursuant to timely notice (the “Shareholder Notice”) in writing to the Secretary. To be timely, the Shareholder Notice must be delivered to or mailed and received at the principal executive offices of the Trust not less than forty-five (45) nor more than sixty (60) days prior to the first anniversary date of the date on which the Trust first mailed its proxy materials for the prior year’s annual meeting; provided, however, with respect to the annual meeting to be held in the calendar year 2011, the Shareholder Notice must be so delivered or mailed and so received on or before March 31, 2011; provided further, however, if and only if the annual meeting is not scheduled to be held witin a period that commences thirty (30) days before the first anniversary date of the annual meeting for the preceding year and ends (30) days after such anniversary date (an annual meeting date outside such period being referred to herein as an “Other Annual Meeting Date”), such Shareholder Notice must be given in the manner provided herein by the later of the close of business on (i) the date forty-five (45) days prior to such Other Annual Meeting Date or (ii) the tenth (10th) business day following the date such Other Annual Meeting Date is first publicly announced or is disclosed.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this Report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940, as amended, and Rule 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this Report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable to this Report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable to Registrant.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stone Harbor Emerging Markets Income Fund

By:	/s/ Peter J. Wilby
Peter J. Wilby
President/Principal Executive Officer

Date:	August 5, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Stone Harbor Emerging Markets Income Fund

By:	/s/ Peter J. Wilby
Peter J. Wilby
President/Principal Executive Officer

Date:	August 5, 2011

By:	/s/ James J. Dooley
James J. Dooley
Treasurer, Chief Financial Officer/Principal Financial Officer

Date: August 5, 2011